UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.__)

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Zareba Systems, Inc.

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ANNUAL MEETING OF SHAREHOLDERS
OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS
PRINCIPAL SHAREHOLDERS
MANAGEMENT SHAREHOLDINGS
SETTING THE NUMBER OF DIRECTORS
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF AUDIT COMMITTEE
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
ANNUAL REPORT
FORM 10-K
OTHER BUSINESS
SOLICITATION

NOTICE AND INVITATION

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON OCTOBER 30, 2007
ZAREBA SYSTEMS, INC.
13705 26th Avenue N., Suite 102
Minneapolis, MN 55441

YOUR PERSONAL INVITATION
September 27, 2007
Dear Shareholder:
We are pleased to notify you that the Annual Meeting of Shareholders of Zareba Systems, Inc. will be held on Tuesday, October 30, 2007, at 2:30 p.m., CDT, at the offices of Fredrikson & Byron, P.A., 200 South Sixth Street, Suite 4000, Minneapolis, Minnesota, 55402 for the following purposes:
(1)	To set the number of directors at five (5);

(2)	To ratify the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for the year ending June 30, 2008; and

(3)	To transact such other business as may properly come before the meeting.
The Board of Directors has fixed the close of business on September 5, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting.
Our Board of Directors and I cordially invite you to attend this meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the pre-addressed envelope provided or by fax to 763-509-7450. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

Sincerely,
/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

ZAREBA SYSTEMS, INC.
ANNUAL MEETING OF SHAREHOLDERS
PROXY STATEMENT

OUTSTANDING SHARES, VOTING RIGHTS AND GENERAL MATTERS
This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Zareba Systems, Inc. of proxies to be voted at our Annual Meeting of Shareholders to be held on October 30, 2007, at the location and for the purposes set forth in the Notice of Annual Meeting, and at any adjournment thereof. The Board of Directors has fixed September 5, 2007 as the record date for determining shareholders entitled to vote at the 2007 Annual Meeting. Holders of Common Stock of record at the close of business on September 5, 2007 will be entitled to vote at the 2007 Annual Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of September 5, 2007, there were 2,452,291 shares of Common Stock issued and outstanding and entitled to vote at the 2007 Annual Meeting.
If the enclosed proxy is properly executed and returned to us, all shares represented thereby will be voted as directed. If no direction is made, the proxy will be voted in favor of setting the number of directors proposed by the Board of Directors and ratifying the selection of our independent registered public accounting firm. Any shareholder providing a proxy may revoke it at any time prior to its use at the 2007 Annual Meeting by giving written notice of such revocation to the Secretary or other officer of Zareba Systems or by filing a new written proxy with an officer of Zareba Systems. Personal attendance at the 2007 Annual Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an officer before the revoked or superseded proxy is used at the 2007 Annual Meeting.
The presence at the 2007 Annual Meeting in person or by proxy of the holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of Common Stock of Zareba Systems entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such proposal, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum; however, such non-vote will not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such proposal. If a shareholder abstains from voting as to any proposal, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such proposal; however, the vote abstained shall not be deemed to have been voted in favor of such proposal and will have the same effect as a vote against such proposal. Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting.
If you are the beneficial owner, but not the record holder, of shares of Common Stock, your broker, bank or other nominee may only deliver one copy of this proxy statement and our 2007 annual report to multiple shareholders who share an address unless that nominee has received contrary instructions from one or more of the shareholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and our 2007 annual report to a shareholder at a shared address to which a single copy of the documents was delivered. A shareholder who wishes to receive a separate copy of the proxy statement and annual report, now or in the future, should submit this request by writing to our Chief Financial Officer at 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. Beneficial owners sharing an address who are receiving multiple copies of proxy materials and annual reports and who wish to receive a single copy of such materials in the future will need to contact their broker, bank or other nominee to request that only a single copy of each document be mailed to all shareholders at the shared address in the future.
The mailing address of the principal administrative offices of Zareba Systems is 13705 26th Avenue N., Suite 102, Minneapolis, MN 55441. We expect that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to our shareholders on or about October 1, 2007.

PRINCIPAL SHAREHOLDERS
The following table provides information concerning the only persons known to us to be the beneficial owners of more than 5% of our outstanding Common Stock as of September 5, 2007.
Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 2,452,291 shares of Common Stock outstanding on September 5, 2007.

	Number of Shares
Name and Address of Beneficial Owner	Beneficially Owned (1)		Percent of Class

Duane Schiefelbein	186,868	(2)	7.6%
8555 South Robert Trail, Inver Grove Heights, MN 55007
Woodland Investment Company	258,000	(3)	10.5%
3007 Skyway Circle North, Irving, TX 75038
Heartland Advisors, Inc.	228,000	(4)	9.3%
789 North Water Street, Milwaukee, WI 53202
Nicole F. Kohl Gift Trust	135,000	(5)	5.5%
3007 Skyway Circle North, Irving, TX 75038
Jerry W. Grabowski	125,125	(6)	5.1%
13705 26th Avenue N., Suite 102, Minneapolis, MN 55441

(1)	Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 5, 2007 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)	Represents shares held by Peace Shalom Foundation. Mr. Schiefelbein is the trustee of Peace Shalom Foundation and has voting and investment power of such shares. We have relied upon information contained in a Schedule 13G filed with the Securities and Exchange Commission by Mr. Schiefelbein on January 10, 2007.

(3)	According to the most current Schedule 13D filed by Woodland Investment Company and information provided to us, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl, each of whom are thereby deemed to be beneficial owners of such shares.

(4)	Represents shares held for clients of Heartland Advisors, Inc. (“Heartland”), over which Heartland has shared dispositive power, and William J. Nasgovitz, President and principal shareholder of Heartland, may be deemed to have both shares voting and investment power over the shares. We have relied on information contained in a Schedule 13G filed with the Securities and Exchange Commission filed February 12, 2007 by Heartland and Mr. Nasgovitz.

(5)	According to the most current Schedule 13D filed by Kohl Gift Trust and information provided to us, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared by the Northern Trust Company and Atlee M. Kohl, trustees of the Kohl Gift Trust. Mr. Kohl is deemed to be a beneficial owner of such shares.

(6)	Includes 24,750 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

MANAGEMENT SHAREHOLDINGS
The following table sets forth the beneficial ownership of our Common Stock as of September 5, 2007 by (i) each director of the Company, (ii) the named executive officers, as identified in our annual report on Form 10-K, and (iii) all directors and executive officers as a group, as of September 5, 2007.
Unless otherwise indicated in the footnotes to the table, each shareholder named in the table has sole voting and investment power with respect to the shares of Common Stock set forth opposite the shareholder’s name. We have based our calculation of the percentage of beneficial ownership on 2,452,291 shares of Common Stock outstanding on September 5, 2007.

	Number of Shares
Name of Officer or Director	Beneficially Owned (1)		Percent of Class
Jerry W. Grabowski	125,125	(2)	5.1%
Eugene W. Courtney	10,025	(3)	*
William R. Franta	35,075	(4)	1.4%
John A. Grimstad	45,875	(5)	1.9%
Dale A. Nordquist	11,527	(6)	*
Donald J. Dalland	21,449	(7)	*
William John Frederick	4,500		*
Officers and Directors as a Group (8 persons)	271,705	(8)	10.6%

*	Less than 1%.

(1)	Under the rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of September 5, 2007 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.

(2)	Includes 24,750 shares which may be purchased by Mr. Grabowski upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(3)	Represents 10,025 shares which may be purchased by Mr. Courtney upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(4)	Represents 35,075 shares which may be purchased by Mr. Franta upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(5)	Includes 3,300 shares held by Mr. Grimstad’s wife and 20,000 shares which may be purchased by Mr. Grimstad upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(6)	Represents 10,025 shares which may be purchased by Mr. Nordquist upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(7)	Includes 14,625 shares which may be purchased by Mr. Dalland upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

(8)	Includes 114,500 shares which may be purchased by officers and directors upon exercise of options which are or will become exercisable within 60 days of September 5, 2007.

SETTING THE NUMBER OF DIRECTORS
(Proposal #1)
Our Amended and Restated Bylaws provide that the number of directors shall be determined by the shareholders at each Annual Meeting, provided that the number shall not be less than three (3) or more than nine (9). The Board of Directors recommends setting the number of directors at five (5) at the 2007 Annual Meeting. Under applicable Minnesota law and our Amended and Restated Bylaws, approval of the proposal to set the number of directors at five (5) requires the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the 2007 Annual Meeting with authority to vote on such matter, provided there is a quorum present. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.
Provided that the number of directors is set at seven (7) or less, our Amended and Restated Bylaws also provide for the election of two classes of directors, designated as Class I and Class II, with staggered terms. If there are more than seven (7) directors, the directors are to be divided into three (3) classes, designated as Class I, Class II, and Class III. If there are three (3) classes, each class is to consist of, as nearly as possible, one-third of the total number of directors constituting the entire Board of Directors. Our current Board of Directors is comprised of five (5) directors, designated as Class I and Class II. At our Annual Meeting of Shareholders held in October 2005, three Class I directors were elected for a term of three years ending in 2008. At our Annual Meeting of Shareholders held in October 2006, two Class II directors were elected for a three-year term ending in 2009. Therefore, no directors will be elected at the 2007 Annual Meeting. Our Class I directors are William R. Franta, John A. Grimstad and Dale A. Nordquist, and our Class II directors are Jerry W. Grabowski and Eugene W. Courtney. Information regarding our current directors is included in Item 10 of Part III in our Annual Report on Form 10-K for the fiscal year ended June 30, 2007.
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal #2)
Virchow, Krause & Company, LLP acted as the Company’s independent registered public accounting firm for the fiscal year ended June 30, 2007 and has been selected by the Audit Committee to act as the Company’s auditors for the fiscal year ending June 30, 2008. The Board wishes to submit the selection of Virchow, Krause & Company, LLP to the shareholders for ratification, based upon the recommendation of the Audit Committee. The Audit Committee retains discretion at all times to select the Company’s independent registered public accounting firm, notwithstanding ratification by the Company’s shareholders. In the event the shareholders do not approve such selection, the Audit Committee will reconsider its selection. Representatives of Virchow, Krause & Company, LLP are expected to be present at the 2007 Annual Meeting and will be given an opportunity to make a statement if so desired and to respond to appropriate questions.
Vote Required
The Board of Directors recommends that the shareholders ratify the appointment of Virchow, Krause & Company, LLP as our independent registered public accounting firm for the year ending June 30, 2008. Under applicable Minnesota law, the affirmative vote of the holders of a majority of the voting power of the shares represented in person or by proxy at the 2007 Annual Meeting with authority to vote on such matter is required.
Fees
The aggregate fees billed by Virchow Krause for fiscal years 2007 and 2006 are as follows:

	2007	2006
Audit Fees	$167,065	$173,881
Audit-Related Fees	0	0
Tax Fees	21,875	31,490
All Other Fees	0	0

	$188,940	$205,371
Audit-related fees include fees for the 2007 audit. Tax fees include fees for services provided in connection with year-end preparation, planning and services relating to preparation of federal and state tax returns.
The Audit Committee has considered whether provision of the above non-audit services is compatible with maintaining accountants’ independence and has determined that such services are compatible with maintaining accountants’ independence.

Pre-Approval Policy
The Audit Committee has not adopted a policy for pre-approval of all audit and non-audit services by its independent auditors, but it has routinely approved all audit and permitted non-audit services to be performed for Zareba Systems by its independent auditors.
REPORT OF AUDIT COMMITTEE
In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board of Directors with fulfilling its oversight responsibility regarding the quality and integrity of the accounting, auditing and financial reporting practices of Zareba Systems. In discharging its oversight responsibilities regarding the audit process, the Audit Committee:
(1)	reviewed and discussed the audited financial statements with management;

(2)	discussed with the independent auditors the material required to be discussed by Statement on Auditing Standards No. 61 as modified and supplemented (Audit Committee Communications); and

(3)	reviewed the written disclosures and the letter from the independent auditors required by the Independence Standards Board’s Standard No. 1, and discussed with the independent auditors any relationships that may impact their objectivity and independence.
Based upon the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2007 as filed by Zareba Systems with the Securities and Exchange Commission.
Members of the Audit Committee
William R. Franta
Eugene W. Courtney
Dale A. Nordquist
SHAREHOLDER PROPOSALS AND NOMINATIONS OF DIRECTOR CANDIDATES
Any appropriate proposal submitted by a shareholder of Zareba Systems and intended to be presented at the 2008 Annual Meeting must be received by us by June 3, 2008 to be included in our proxy statement and related proxy for the 2008 Annual Meeting. If a shareholder proposal intended to be presented at the 2008 Annual Meeting but not included in the proxy materials is received by us after August 17, 2008, then management named in our proxy for the 2008 Annual Meeting will have discretionary authority to vote shares represented by such proxies on the shareholder proposal, if presented at the meeting.
Also, our Amended and Restated Bylaws permit shareholders to make nominations for the election of directors and propose business to be brought before any regular meeting of shareholders, provided advance written notice of such nomination or proposal is received by us on or before June 3, 2008. According to our Amended and Restated Bylaws, a shareholder nomination or proposal received outside of this time period will be considered untimely and the chairman of the meeting shall refuse to acknowledge such untimely nomination or proposal.
We will inform you of any changes of the aforesaid dates in a timely manner and will provide notice of the new dates in our earliest possible quarterly report on Form 10-Q.
Any shareholder nomination or proposal must be submitted in accordance with our Amended and Restated Bylaws and comply with any applicable laws and regulations. All submissions should be made to our Chief Financial Officer at our principal offices at 13705 26th Avenue N., Suite 102, Minneapolis, Minnesota 55441.
ANNUAL REPORT
A copy of our Annual Report to Shareholders for the fiscal year ended June 30, 2007, including financial statements, accompanies this Notice of Annual Meeting and Proxy Statement. No portion of the Annual Report is incorporated herein or is to be considered proxy soliciting material.

FORM 10-K
ZAREBA SYSTEMS WILL FURNISH WITHOUT CHARGE TO EACH PERSON WHOSE PROXY IS BEING SOLICITED, UPON WRITTEN REQUEST OF ANY SUCH PERSON, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2007, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE FINANCIAL STATEMENTS AND A LIST OF EXHIBITS TO SUCH FORM 10-K. ZAREBA SYSTEMS WILL FURNISH TO ANY SUCH PERSON ANY EXHIBIT DESCRIBED IN THE LIST ACCOMPANYING THE FORM 10-K UPON THE ADVANCE PAYMENT OF REASONABLE FEES. REQUESTS FOR A COPY OF THE FORM 10-K AND/OR ANY EXHIBIT(S) SHOULD BE DIRECTED TO THE CHIEF FINANCIAL OFFICER OF ZAREBA SYSTEMS, INC., 13705 26TH AVENUE N., SUITE 102, MINNEAPOLIS, MINNESOTA 55441. YOUR REQUEST MUST CONTAIN A REPRESENTATION THAT, AS OF SEPTEMBER 5, 2007, YOU WERE A BENEFICIAL OWNER OF SHARES ENTITLED TO VOTE AT THE 2007 ANNUAL MEETING OF SHAREHOLDERS. THE FORM 10-K IS ALSO AVAILABLE ON THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT WWW.SEC.GOV.
OTHER BUSINESS
Management knows of no other matters to be presented at the 2007 Annual Meeting. If any other matter properly comes before the 2007 Annual Meeting, the appointees named in the proxies will vote the proxies in accordance with their best judgment.
SOLICITATION
The cost of soliciting proxies, including the preparation, assembly and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by us, and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, our directors, officers or regular employees may, without compensation beyond their regular compensation, solicit proxies personally or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Jerry W. Grabowski
Jerry W. Grabowski
President and Chief Executive Officer

PROXY
This Proxy is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and JEFFREY S. MATHIESEN with full power of substitution, as proxy to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Zareba Systems, Inc., called to be held at 2:30 p.m., CDT, Tuesday, October 30, 2007, at the offices of Fredrikson & Byron, 200 South Sixth Street, Suite 4000, Minneapolis, MN 55402, and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given.
This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.
The Board of Directors recommends that you vote “FOR” Check One Box Only each proposal. For Each Proposal 1. NUMBER OF DIRECTORS.
Proposal to establish the number of directors at five (5). ☐ FOR ☐ AGAINST ☐ABSTAIN 2. RATIFY INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.
Proposal to ratify the appointment of Virchow, Krause & Company LLP as our independent registered public accounting firm for the year ending June 30, 2008.
☐ FOR ☐ AGAINST ☐ ABSTAIN
3.      OTHER MATTERS. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting. Please sign exactly as your name appears above. Executors, administrators, trustees, guardians, etc., so indicate when signing. For stock held in joint tenancy, each joint owner should sign.
Signature Date ,2007
Signature, if held jointly Date ,2007
Please mark, sign, date and return the Proxy Card promptly in the enclosed pre-paid envelope or FAX your proxy to 763-509-7450. Zareba Systems, Inc., Investor Relations, 13705 26th Avenue N, Suite 102, Minneapolis, MN 55441